HAWAIIAN TAX-FREE TRUST

Supplement to the Prospectus
dated July 30, 1999
for Class A Shares and Class C Shares

The Example on page 4 of the Prospectus under "Fees and Expenses of the Trust" is replaced by the following:


Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year    3 years   5 years   10 years


Class A Shares............$473     $627      $795      $1,282
Class C Shares............$257     $486      $839      $1,420(4)

You would pay the following expenses if you did not redeem your Class C
Shares:

Class C Shares............$157     $486      $839      $1,420(4)

      (4) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and Service fee. Because these fees are paid out of the Trust's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



             The date of this supplement is November 18, 1999.